Exhibit 99.3

Hexcel Corporation

Common Stock

Underwriting Agreement

December 14, 2004

Goldman, Sachs & Co.
Credit Suisse First Boston LLC

As representatives of the several Underwriters
named in Schedule I hereto

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

Certain stockholders named in Schedule II hereto (the “Selling Stockholders”) of Hexcel Corporation, a Delaware corporation (the “Company”), severally and not jointly, propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 21,000,000 shares (the “Firm Shares”) of common stock, par value $0.01 per share (“Stock”) of the Company.  Certain Selling Stockholders named in Schedule III hereto (the “Berkshire/Greenbriar Selling Stockholders”), severally and not jointly, propose, subject to the terms and conditions stated herein, to sell to the Underwriters, at the election of the Underwriters, up to 3,149,998 additional shares (the “Optional Shares”) of Stock of the Company.  The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares”.

1.                                       (a)                                  The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)                                          A registration statement on Form S-3 (File No. 333-120744) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose, to the Company’s knowledge, has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”;  the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the  “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

(ii)                                       No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

(iii)                                    The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Selling Stockholder expressly for use therein or by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

(iv)                                   The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

(v)                                      Neither the Company nor any of its “significant subsidiaries” (as such term is used in Rule 1-02(w) of Regulation S-X under the Securities Act; each a “Subsidiary” and collectively, the “Subsidiaries”) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, except that the Company has repurchased $22,995,000 of its 9.75% Senior Subordinated Notes due 2009 and $1,740,000 of its 7% Convertible Subordinated Debentures due 2011;

(vi)                                   The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except those pursuant to the Company’s 9.875% Senior Secured Notes due 2008 and the Company’s Credit and Guaranty Agreement, dated March 19, 2003, by and among the Company, Fleet Capital Corporation and the other parties thereto such as are described in the Prospectus or such as do not or would not have a material adverse effect on management, the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”); and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are described in the Prospectus or as would not have a Material Adverse Effect;

(vii)                                The Company and its Subsidiaries each have been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization, as the case may be, with power and authority (corporate and other) to own their properties and conduct their business as described in the Prospectus, and have been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(viii)                             The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for (A) those pursuant to the Company’s 9.875% Senior Secured Notes due 2008 and the Company’s Credit and Guaranty Agreement, dated March 19, 2003, by and among the Company, Fleet Capital Corporation and the other parties thereto, (B) as set forth in the Prospectus, (C) directors’ qualifying shares and (D) pursuant to joint venture agreements) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the stockholders of the Company have no preemptive rights with respect to the Stock except those rights pursuant to the  Stockholders Agreement, dated as of March 19, 2003, among Berkshire Fund V, Limited Partnership, Berkshire Fund VI, Limited Partnership, Berkshire Fund V Investment Corp., Berkshire Fund VI Investment Corp., Berkshire Investors LLC, Greenbriar Co-Investment Partners, L.P., Greenbriar Equity Fund, L.P. and the Company (the “Berkshire/Greenbriar Agreement”) and the Amended and Restated Governance Agreement, dated as of March 19, 2003, among LXH, L.L.C., LXH II, L.L.C., GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, Stone Street Fund 2000, L.P. and the Company (the “Goldman Agreement”);

(ix)                                     When any shares of Series A mandatorily redeemable convertible preferred stock of the Company (the “Series A Preferred Stock”) and any shares of Series B mandatorily redeemable convertible preferred stock of the Company (the “Series B Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”) are delivered by the Berkshire/Greenbriar Selling Stockholders on each Time of Delivery, such shares of Preferred Stock will be convertible into shares of Stock in accordance with the Certificate of Designation of the Series A Convertible Preferred Stock and the Certificate of Designation of the Series B Convertible Preferred Stock, respectively, and the Certificate of Incorporation and By-laws of the Company; the shares of Stock initially issuable upon conversion of such shares of Preferred Stock have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon such conversion at each Time of Delivery, will be validly issued, fully paid and non-assessable; and the holders of such shares of Preferred Stock have no preemptive rights with respect to the shares of  Stock issuable upon the conversion of such Preferred Stock.

(x)                                        The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) the Certificate of Incorporation or By-laws of the Company or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except, in the cases of clauses (i) and (iii) above, for conflicts, breaches, violations or defaults that would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xi)                                     Neither the Company nor any of its Subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) above, for defaults that would not have a Material Adverse Effect;

(xii)                                  The statements set forth in the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock, under the caption “Certain U.S. Federal Income Tax Consequences to Non-U.S. Holders” and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(xiii)                               Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xiv)                              The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xv)                                 Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(xvi)                              PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its Subsidiaries, and Deloitte Touche Tohmatsu, who has certified certain financial statements of BHA Aero Composite Parts Co., Ltd., are each independent registered public accounting firms as required by the Act and the rules and regulations of the Commission thereunder; and

(xvii)                           Other than as set forth in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any status, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such claim.

(b)                                 Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i)                                          All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(ii)                                       The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (B) the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or such other organizational documents of such Selling Stockholder or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, other than conflicts, breaches or violations, in the cases of clauses (A) and (C), that would not individually or in the aggregate have a material adverse effect on the validity of the Shares to be sold by such Selling Stockholder or on the ability of such Selling Stockholder to deliver good and valid title to such Shares pursuant to Section 1(c) or 1(d) below, as applicable;

(iii)                                    Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(iv)                                   To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

(v)                                      Such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) completed and executed by the person and in the form specified by applicable tax law.

(c)                                  In addition, each of the Selling Stockholders other than those listed in Schedule III hereto (the “Goldman Sachs Selling Stockholders”) severally represents and warrants to, and agrees with, each of the Underwriters and the Company that such Goldman Sachs Selling Stockholder has, and immediately prior to the First Time of Delivery such Goldman Sachs Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares to the several Underwriters and payment therefor by the several Underwriters pursuant hereto, assuming the Underwriters have no notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

(d)                                 In addition, each of the Berkshire/Greenbriar Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i)                                          Such Berkshire/Greenbriar Selling Stockholder holds a sufficient number of shares of Series A Preferred Stock and Series B Preferred Stock to receive, upon conversion thereof in accordance with the applicable certificates of designation of the Company, the number of Shares to be sold by such Selling Stockholder hereunder; such shares of Preferred Stock are currently convertible under the applicable certificate of designation and such Selling Stockholder has full limited partnership or limited liability company, as applicable, power and authority to convert sufficient shares of Preferred Stock to receive the Shares pursuant to the applicable certificate of designation and will instruct the Company to convert sufficient shares of Preferred Stock to receive the Shares immediately prior to the applicable Time of Delivery hereunder; and

(ii)                                       Such Berkshire/Greenbriar Selling Stockholder, immediately prior to each Time of Delivery (as defined in Section 4 hereof) and assuming conversion of Preferred Stock by the Company in accordance with the instruction of such Selling Stockholder referenced above, will have good and valid title to the Shares to the several Underwriters to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor by the several Underwriters pursuant hereto, assuming the Underwriters have no notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

2.                                       Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $13.335, the number of Firm Shares determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder (to be adjusted by you so as to eliminate fractional shares, provided that the total number of Firm Shares shall not be reduced by such adjustment) and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Berkshire/Greenbriar Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Berkshire/Greenbriar Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder (to be adjusted by you so as to eliminate fractional shares, provided that the total number of shares subject to such election shall not be reduced by such adjustment).

The Berkshire/Greenbriar Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 3,149,998 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares.  Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Berkshire/Greenbriar Selling Stockholder.  Any such election to purchase Optional Shares may be exercised only by written notice from you to the Berkshire/Greenbriar Selling Stockholders, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Berkshire/Greenbriar Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.                                       Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4.                                       (a) The Shares to be purchased by each Underwriter hereunder (in definitive form with respect to only the Shares to be purchased from the Goldman Sachs Selling Stockholders) in such authorized denominations and registered in such names as you may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to you, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Stockholders to you at least forty-eight hours in advance.  With respect to the Shares to be purchased from the Goldman Sachs Selling Stockholders, the Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”).  The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on December 20, 2004 or such other time and date as you and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by you in the written notice given by you of the Underwriters’ election to purchase such Optional Shares, or such other time and date as you and the Berkshire/Greenbriar Selling Stockholders may agree upon in writing.  Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)                                 At least one business day prior to each Time of Delivery, each of the Berkshire/Greenbriar Selling Stockholders will deliver to the Company and American Stock Transfer & Trust Company (the “Transfer Agent”) (i) a notice of conversion (pursuant to the applicable certificate of designation) and (ii) delivery instructions, in each case, effective upon written confirmation to be delivered immediately prior to such Time of Delivery; and will deliver the shares of Preferred Stock to be converted to shares of Stock immediately prior to such Time of Delivery to the Transfer Agent.  Immediately prior to each Time of Delivery, each of the Berkshire/Greenbriar Selling Stockholders will deliver a written confirmation to the Company and the Transfer Agent instructing the Company to convert the delivered shares of Preferred Stock to be converted to shares of Stock and instructing the Transfer Agent to issue the applicable Shares to you pursuant to the delivery instructions.

(c)                                  The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(n) hereof, will be delivered at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery.  A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.                                       (a)                                  The Company agrees with each of the Underwriters:

(i)                                          To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the

Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(ii)                                       Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iii)                                    Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(iv)                                   To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(v)                                      During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

(vi)                                   To the extent not otherwise available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) or similar system, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

(vii)                                During a period of three years from the effective date of the Registration Statement, to the extent not otherwise available on EDGAR or similar system, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

(viii)                             To use its best efforts to notify the New York Stock Exchange (the “Exchange”) of the issuance of the Shares; and

(ix)                                     If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

(b)                                 [Intentionally omitted.]

6.                                       The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on the  New York Stock Exchange, if any; and the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vi) the fees and expenses of one counsel for the Berkshire/Greenbriar Selling Stockholders (which shall not exceed $75,000) and one counsel for the Goldman Sachs Selling Stockholders (which shall not exceed $75,000) and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder to the extent not paid by the Company as described in Section 6(a)(vi) above, and (ii) all stock transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder.  In connection with clause (ii) of the preceding sentence, you agree to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse you for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated.  Except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

7.                                       The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                       The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)                                      Cravath, Swaine & Moore LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters covered in Annex II(a) hereto as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                       Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have furnished to you their written opinion in the form attached as Annex II(b) hereto, dated such Time of Delivery;

(d)                                      Ira J. Krakower, Senior Vice President, General Counsel and Secretary for the Company, shall have furnished to you his written opinion in the form attached as Annex II(c) hereto, dated such Time of Delivery;

(e)                                       At the First Time of Delivery, Ben Adler, General Counsel of the Merchant Banking Division of Goldman, Sachs & Co., as counsel for the Goldman Sachs Selling Stockholders, shall have furnished to you his written opinion with respect to each of the Goldman Sachs Selling Stockholders in the form attached as Annex II(d) hereto, dated the First Time of Delivery in form and substance satisfactory to you;

(f)                                         At each Time of Delivery, Ropes & Gray LLP, counsel for the Berkshire/Greenbriar Selling Stockholders, shall have furnished to you its written opinion with respect to each of the Berkshire/Greenbriar Selling Stockholders in the form attached as Annex II(e) hereto, dated such applicable Time of Delivery;

(g)                                      On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

(h)(i)                           Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company (other than with respect to repurchases by the Company of its 9.75% Senior Subordinated Notes due 2009 and its 7% Convertible Subordinated Debentures due 2011) or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(i)                                          On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(j)                                          On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(k)                                       The Shares at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

(l)                                          The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of David E. Berges, Stephen C. Forsyth, Ira J. Krakower, William Hunt and Joseph H. Shaulson;

(m)                                    The Selling Stockholders have obtained and delivered to the Underwriters executed copies of an agreement from each of the Selling Stockholders, GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P. and Stone Street Fund, L.P.;

(n)                                      The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

(o)                                      The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section.

8.                                       (a)                                  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

(b)           Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided further that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Stockholder including any Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus.

(c)                                  Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)                                 Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party

(who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)                                  If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.  Further notwithstanding the provisions of this subsection (e), no Selling Stockholder shall be required to contribute any amount in excess of the product of the number of Shares sold by such Selling Stockholder including any Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus.

(f)                                    The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

9.                                       (a)                                  If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms.  In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)                                 If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.                                 The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

11.                                 If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, each of the Selling Stockholders who failed to deliver any Shares to be sold by it hereunder will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered by such Selling Stockholder, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

12.                                 In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.                                 This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.                                 Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C.  is open for business.

15.                                 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.                                 This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

17.                                 The Company and the Selling Stockholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

18.                                 Notwithstanding anything to the contrary herein, the Company and the Selling Stockholders agree, as between each other, that this Agreement shall not supercede any agreements between the Company and the Selling Stockholders pursuant to the Registration Rights Agreement dated March 19, 2003, among the Company and the Berkshire/Greenbriar Selling Stockholders and the Registration Rights Agreement, dated March 19, 2003, among the Company and the Goldman Sachs Selling Stockholders.

If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Hexcel Corporation

By:	/s/ Ira J. Krakower
Name: Ira J. Krakower
Title: Senior Vice President

LXH, L.L.C.
By: GS Capital Partners 2000, L.P., its managing member
By: GS Advisors 2000, L.L.C., its general partner

By:	/s/ John E. Bowman
Name: John E. Bowman
Title: Vice President

LXH II, L.L.C.
By: GS Capital Partners 2000 Offshore, L.P., its managing member
By: GS Advisors 2000, L.L.C., its general partner

By:	/s/ John E. Bowman
Name: John E. Bowman
Title: Vice President

BERKSHIRE FUND V, LIMITED PARTNERSHIP
By: Fifth Berkshire Associates LLC, its general partner

By:	/s/ Robert J. Small
Name: Robert J. Small
Title: Managing Director

BERKSHIRE FUND VI, LIMITED PARTNERSHIP
By: Sixth Berkshire Associates LLC, its general
partner

By:	/s/ Robert J. Small
Name: Robert J. Small
Title: Managing Director

BERKSHIRE INVESTORS LLC

By:	/s/ Robert J. Small
Name: Robert J. Small
Title: Managing Director

GREENBRIAR EQUITY FUND, L.P.
By: Greenbriar Equity Capital, L.P., its general
partner
By: Greenbriar Holdings LLC, its general partner

By:	/s/ Joel S. Beckman
Name: Joel S. Beckman
Title: Managing Member

GREENBRIAR CO-INVESTMENT PARTNERS, L.P.,
By: Greenbriar Holdings LLC, its general partner

By:	/s/ Joel S. Beckman
Name: Joel S. Beckman
Title: Managing Member

Accepted as of the date hereof

Goldman, Sachs & Co.

By:	/s/Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Credit Suisse First Boston LLC

By:	/s/ Joseph D. Fashano
Name: Joseph D. Fashano
Title: Director

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised

Goldman, Sachs & Co.	7,087,500	1,063,124
Credit Suisse First Boston LLC	7,087,500	1,063,124
Deutsche Bank Securities Inc.	3,150,000	472,500
Bear, Stearns & Co. Inc.	2,100,000	315,000
Jefferies Quarterdeck, a division of Jefferies & Company, Inc.	1,575,000	236,250
Total	21,000,000	3,149,998

SCHEDULE II

	Total Number of Firm Shares to be Sold	Number of Optional Shares to be Sold if Maximum Option Exercised

The Selling Stockholders:
LXH, L.L.C.(a)	6,321,747	0
LXH II, L.L.C.(a)	4,778,339	0
Greenbriar Equity Fund, L.P.(b)	4,853,353	1,544,333
Greenbriar Co-Investment Partners, L.P.(b)	96,604	30,666
Berkshire Fund V, Limited Partnership(b)	2,250,071	716,000
Berkshire Fund VI, Limited Partnership(b)	2,443,814	777,666
Berkshire Investors LLC(b)	256,072	81,333

Total	21,000,000	3,149,998

(a)                      This Selling Stockholder is represented by Fried, Frank, Harris, Shriver & Jacobson LLP.

(b)                     This Selling Stockholder is represented by Ropes & Gray LLP.

SCHEDULE III

The Berkshire/Greenbriar Selling Stockholders:

Greenbriar Equity Fund, L.P.
Greenbriar Co-Investment Partners, L.P.
Berkshire Fund V, Limited Partnership
Berkshire Fund VI, Limited Partnership
Berkshire Investors LLC